UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

Alexion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

121 Seaport Boulevard

Boston, Massachusetts 02210

(Address of principal executive offices, including Zip Code)

(475) 230-2596

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALXN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 5, 2020, Alexion Pharmaceuticals, Inc., a Delaware corporation (“Alexion”), and Portola Pharmaceuticals, Inc., a Delaware corporation (“Portola”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among Alexion, Odyssey Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Alexion (“Purchaser”), and Portola. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. Additional details regarding the terms of the Merger Agreement will be filed with the Securities and Exchange Commission (the “SEC”) separately.

Additional Information about the Transaction and Where to Find It

The tender offer for the outstanding common stock of Portola has not been commenced. This communication does not constitute a recommendation, an offer to purchase or a solicitation of an offer to sell Portola securities. The solicitation and offer to buy shares of Portola common stock will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, Alexion and Purchaser will file a Tender Offer Statement on Schedule TO with the SEC and thereafter, Portola will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors and security holders are urged to read these materials (including an Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents, as each may be amended or supplemented from time to time) carefully when they become available since they will contain important information that investors and security holders should consider before making any decision regarding tendering their common stock, including the terms and conditions of the tender offer. The Tender Offer Statement, Offer to Purchase, Solicitation/Recommendation Statement and related materials will be filed with the SEC, and investors and security holders may obtain a free copy of these materials (when available) and other documents filed by Alexion and Portola with the SEC at the website maintained by the SEC at www.sec.gov. In addition, the Tender Offer Statement and other documents that Alexion and Purchaser file with the SEC will be made available to all investors and security holders of Portola free of charge from the information agent for the tender offer. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by Portola under the “Investors and Media” section of Portola’s website at www.portola.com.

Cautionary Note Regarding Forward-Looking Statements

To the extent that statements contained in this communication are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs, certain assumptions and current expectations of management and may be identified by words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements are based on management’s current expectations, beliefs, estimates, projections and assumptions. As such, forward-looking statements are not guarantees of future performance and involve inherent risks and uncertainties that are difficult to predict. As a result, a number of important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including: the risk that the proposed acquisition of Portola by Alexion may not be completed; the possibility that competing offers or acquisition proposals for Portola will be made; the delay or failure of the tender offer conditions to be satisfied (or waived), including insufficient shares of Portola common stock being tendered in the tender offer; the failure (or delay) to receive the required regulatory approvals of the proposed acquisition; the possibility that prior to the completion of the transactions contemplated by the acquisition agreement, Alexion’s or Portola’s business may experience significant disruptions due to transaction-related uncertainty; the effects of disruption from the transactions of Portola’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, manufactures, suppliers, vendors, business partners and distribution channels to patients; the occurrence of any event, change or other circumstance that could give rise to the termination of the acquisition agreement; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the failure of the closing conditions set forth in the acquisition agreement to be satisfied (or waived); the anticipated benefits of Portola’s therapy (Andexxa) not being realized (including expansion of the number of patients using the therapy); the phase 4 study regarding Andexxa does not meet its designated endpoints and/or is not deemed safe and effective by the Food and Drug Administration (“FDA”) or other regulatory agencies (and commercial sales are prohibited or limited); future clinical trials of Portola products not proving that the therapies are safe and effective to the level required by regulators; anticipated Andexxa sales targets are not satisfied; Andexxa does not gain acceptance among physicians, payers and patients; potential future competition by other Factor Xa inhibitor reversal agents; decisions of regulatory authorities regarding the adequacy of the research and clinical tests, marketing approval or material limitations on the marketing of Portola products; delays or failure of product candidates or label extension of existing products to obtain regulatory approval; delays or the inability to launch product candidates (including products with label extensions) due to regulatory restrictions; failure to satisfactorily address matters raised by the FDA and other regulatory agencies; the possibility that results of clinical trials are not predictive of safety and efficacy results of products in broader patient populations; the possibility that clinical trials of product candidates could be delayed or terminated prior to completion for a number of reasons; the adequacy of pharmacovigilance and drug safety reporting processes; and a variety of other risks set forth from time to time in Alexion's or Portola’s filings with the SEC, including but not limited to the risks discussed in Alexion's Annual Report on Form 10-K for the year ended December 31, 2019 and in its other filings with the SEC and the risks discussed in Portola’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its other filings with the SEC. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Portola’s and Alexion’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Alexion and Portola disclaim any obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated May 5, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexion Pharmaceuticals, Inc.

By:	/s/ Doug Barry
Name:	Doug Barry
Title:	Vice President, Corporate Law

Dated: May 5, 2020